ii	Investment Commentary

Legg Mason Growth Trust, Inc.

Growth Trust’s total returns for the third quarter 2008 and year-to-date are shown below with the total returns of several comparable indices. In addition, we have provided one-, three-, five-, ten-year and since-inception average annual total returns.

	Three Months	Year to Date	One Year
Growth Trust:
Primary Class	–27.29%	–41.35%	–44.47%
Class R	–27.20%	–41.16%	–44.23%
Financial Intermediary Class	–27.15%	–41.03%	–44.07%
Institutional Class	–27.11%	–40.90%	–43.90%
S&P 500 Stock Composite IndexB	–8.37%	–19.29%	–21.98%
Dow Jones Industrial AverageC	–3.72%	–16.52%	–19.85%
Lipper Large-Cap Growth Funds IndexD	–14.31%	–23.14%	–22.91%
Lipper Large-Cap Value Funds IndexE	–8.64%	–20.16%	–23.89%
NASDAQ Composite IndexF	–8.59%	–20.64%	–21.92%
Russell 1000 Growth IndexG	–9.35%	–19.50%	–22.10%

	Average Annual Total Returns Through September 30, 2008
	Three Years	Five Years	Ten Years	Since InceptionA
Growth Trust:
Primary Class	–10.79%	–3.23%	+2.59%	+6.27%
Class R	N/A	N/A	N/A	–20.35%
Financial Intermediary Class	–10.13%	N/A	N/A	–5.20%
Institutional Class	–9.85%	N/A	N/A	–5.29%
S&P 500 Stock Composite IndexB	+0.22%	+5.17%	+3.06%	+8.15%
Dow Jones Industrial AverageC	+3.31%	+5.62%	+5.48%	+9.36%
Lipper Large-Cap Growth Funds IndexD	–1.39%	+3.33%	+0.16%	+5.57%
Lipper Large-Cap Value Funds IndexE	–0.48%	+5.47%	+3.72%	+7.67%
NASDAQ Composite IndexF	–0.14%	+3.94%	+2.67%	+1.00	%H
Russell 1000 Growth IndexG	+0.04%	+3.74%	+0.59%	+6.36%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class, please visit www.leggmason.com/individualinvestors. For Class R, Financial Intermediary Class and Institutional Class please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	iii

The gross expense ratios for the Primary Class, Class R, Financial Intermediary Class and Institutional Class were 1.84%, 1.40%, 1.09%, and 0.77%, respectively. Gross expenses are the Fund’s total annual operating expenses for each share class for the fiscal year ended December 31, 2007 as indicated in the Fund’s prospectus dated May 1, 2008 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratios for the Primary Class, Class R, Financial Intermediary Class and Institutional Class were 1.84%, 1.40%, 1.09%, and 0.77%, respectively. Net expenses are the Fund’s total annual operating expenses for each share class for the fiscal year ended December 31, 2007 as indicated in the Fund’s prospectus dated May 1, 2008 and reflect voluntary fee waivers and/or reimbursements, which may be reduced or terminated at any time.

The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Fund’s Class R and Financial Intermediary Class Distribution Plans to 0.50% and 0.25%, respectively. Pursuant to each Distribution Plan, the Board of Directors may authorize payment of up to 0.75% and 0.40% of the Fund’s Class R and Financial Intermediary Class shares’ average net assets, respectively, without shareholder approval.

For the third quarter of 2008, the Legg Mason Growth Trust Primary share class declined -27.29% compared to the S&P 500 Stock Composite Index (S&P 500 Index), which lost -8.37%, and the Lipper Large-Cap Growth Funds Index, which lost -14.31%. Year-to-date 2008, our Fund’s Primary Class is down -41.35% compared to the S&P 500 Index, which has dropped -19.29%, and the Lipper Large-Cap Growth Funds Index, which is down -23.14%.

“Both the panic and the boom are eminently psychological phenomena. This is not saying that the fundamental conditions do not warrant sharp declines in prices and at other times equally sharp advances. But the panic, properly so-called, represents a decline greater than is warranted by conditions, usually because of the excited state of the public mind. It is really astonishing what a hold the fear of a possible panic has on the minds of many investors.”

- G.C. Seldon The Psychology of the Stock Market (1912)

The U.S. stock markets are amidst a severe financial panic caused by the credit problems in our financial sector. The panic is further exacerbated by forced liquidations at hedge funds, margin calls and redemptions. Because there is very little buying of U.S. stocks presently, the absence of adequate liquidity to absorb the selling has caused stock prices to drop dramatically. This has been the most difficult time for our Fund and its shareholders. As a fellow shareholder (most of my family’s equity investments are invested in Growth Trust), I have financially shared with you our recent disappointing performance.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv	Investment Commentary

However, despite the difficulties we currently face in the stock market, I remain steadfast in my belief in the long-term opportunities for global growth, and as such, I observe a remarkable list of outstanding U.S. and international companies selling at prices far removed from my conservative estimation of their value. It is precisely at these times when fear, panic, and relentless pessimism offer the greatest opportunity to invest in the stock market. During financial panics, it is often hard to see past tomorrow. But for those who believe the financial world is not coming to an end and who have both the emotional and financial wherewithal to remain investors over the long term, my confidence is extremely high that this commitment will likely be rewarded with above-average returns.

The challenge to endure a financial panic and stock market sell-off is reconciling the imbalance between emotion and intellect. At times like these, emotions overwhelm the intellectual defense for staying the course. Each of you, I am sure, has experienced at least one, if not more than one, panic period in the stock market. Since 1995, our Fund has experienced the Asian financial crisis and demise of the hedge fund Long-Term Capital Management (1998), the worst terrorist attack against our country (September 2001), the worst bear market since the Great Depression (2000-2002), and countless other bumps along the way that now, in hindsight, all seem manageable. Looking back at these extreme periods, we might now wonder what was all the fuss? The world continued to revolve, global economies continued to grow, and after a severe downturn, the stock markets recovered and reached new highs. This history review in no way is an attempt to trivialize what we are experiencing presently, and I assure you the emotional stress for investors during 1998, 2001, and 2000-2002 periods was every bit as debilitating as it appears now. The lesson I am attempting to share with you is as obvious as it is difficult to learn. Financial panics and bear markets have occurred periodically, and each one carries with it an emotional burden that at the time is often too much to bear. Some of you might have sold stocks during this period; some of you might have just held on to what you owned; a few of you even might have bought more shares at lower prices. Whatever your investment action was during these most distressed historical periods, we all have one thing in common. We entered the financial panic and the oversold stock market and lived through it, and each of us came out the other side and witnessed a recovering economy and a rising stock market.

The extreme condition of our financial markets has caused the U.S. government and its agencies to undertake historic policy actions with deliberate speed and force. It is important to understand that in previous financial panics, once the collective action of the president, Congress, Treasury, Federal Reserve Board (Fed),I and the Securities and Exchange Commission became fully engaged in solving the financial panic, we soon moved past the apex of the crisis and entered into the recovery period. Today, we have every reason to believe the determination of our government’s collective action will help solve our current financial crisis.

I

The Federal Reserve Board (Fed) — is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	v

Although the economic landscape today compares to the mortgage crisis, economic recession, and stock market sell-off in 1990-1991, the price action of the stock market reminds me more of the panic that followed the terrorist attacks on September 11. Then, as now, the sell-off in the stock market was breathtaking. Indeed, for the quarter ending September 2001, Growth Trust was down -24%. What happened over the next six months? Growth Trust was up 20%, the S&P 500 Index was up 11%, and the Russell 1000 Growth Index was up 12%. What happened during those six short months? When the stock market reopened the week of September 17, stocks became massively oversold, the economy that bottomed in the fourth quarter of that year began to recover, and stocks sensing better economics ahead (the market is a discounting mechanism), began to rally. But the more important question is: Why did Growth Trust, after dramatically underperforming the market in the third quarter of 2001, suddenly outperform the broader indices? What did your portfolio manager do specifically? Answer: We did not sell stocks and invest in cash. We did not sell growth companies to buy the more conservative defensive companies. We did, however, reposition the portfolio into some of the highest quality blue chip growth companies in the S&P 500 Index. Quality blue chip stocks had sold off dramatically in September 2001, which then offered the best risk/reward opportunity in the stock market. By investing in these companies, we decreased the economic risk to the portfolio without forfeiting the upside opportunity that comes with buying stocks at discounts to fair value.

The portfolio strategy I employed in 2001 is exactly the same strategy I am now pursuing in Growth Trust. We have not sold stocks to invest in cash. We have not sold growth names to buy a bucket of defensive stocks. Rather, I am repositioning the portfolio in high quality blue chip growth companies that are now selling at very big discounts to our estimate of fair value. Of course, I cannot guarantee what our performance will be in the future. However, I believe our portfolio strategy best positions Growth Trust to potentially enjoy above-average investment returns in the future.

During the third quarter, we witnessed significant price declines in three broad areas: financials, global industrials, and technology. In the financial sector, we experienced the largest negative contribution to our performance from our investments in American International Group and Freddie Mac. The “financial tsunami” that rolled through our capital markets during the month of September has had a profound impact on how investors will think about financial companies in the future. On September 7, 2008, the Treasury Department placed Freddie Mac and Fannie Mae into conservatorship. To say we were surprised and shocked by this most unexpected government seizure of private property is an understatement. As Treasury Secretary Henry Paulson pointed out, both Freddie Mac and Fannie Mae and their executives, officers, and board members had done nothing illegal. Both companies were solvent and generating excess free cash flow. Both companies met all the stated regulatory requirements.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi	Investment Commentary

So why did the U.S. government seize two private companies that had done nothing wrong? The answer, we were told, was the need for the government to act in such a way to reduce the systemic risk of the capital markets, improve mortgage affordability, and stabilize housing prices. Because many foreign central banks were not only large holders of government-sponsored enterprise (GSE) debt,J but also were significant purchasers of the monthly auctions of GSE debt, the Treasury felt it needed to place the GSEs into government conservatorship to ensure foreign central banks would continue to own and purchase GSE debt.

So our ownership of Freddie Mac was taken over by the government to help ensure the betterment of the greater whole, yet we were not fairly compensated for this financial “eminent domain.” Instead, our ownership in Freddie Mac was essentially diluted 80% by the government’s benevolent deed.

Clearly, we are in unprecedented times. Never before have I witnessed the U.S. government seize private property from a company and its shareholders when admittedly the company had done nothing wrong or illegal. We believe this move by our government set us on a course of unintended financial consequences. Instead of stabilizing the financial system by placing Freddie and Fannie into conservatorship, the capital markets quickly became unglued. In less than 10 days, Lehman Brothers was bankrupt. Merrill Lynch was forced to arrange a quick marriage to Bank of America, and American International Group, the world’s largest insurance company, was left with no willing investors, and as such was forced to take a loan from the U.S. government, the penalty of which was an 80% dilution in shareholder ownership.

With $110 billion in identifiable assets, we never thought AIG would have difficulty raising capital if need be. Warren Buffett, who appeared on the Charlie Rose Show (Wednesday, October 1, 2008), echoed the same belief. In discussing the capital markets issue in September, and specifically the outcome for AIG, Buffett confessed, “I did not think I would see the day when AIG would not be able to have its checks clear.” Neither did we, Warren.

So what went so terribly wrong in the week after Freddie and Fannie were placed in conservatorship? According to our friends at GaveKal Limited, an economic research firm, “Hank Paulson sent a very clear and conscious message to shareholders of all other banks and financial institutions that might ever require any kind of government support: If you ever have to turn to the government, your shareholders will be completely wiped out.”

At exactly the most critical time financial institutions needed equity capital to withstand the financial markets dislocation, equity capital was in fact running in the opposite direction, with investors unwilling to make any further investments for fear

J	Privately held corporations with public purposes created by the U.S. Congress to reduce the cost of capital for certain borrowing sectors of the economy. Members of these sectors include students, farmers and homeowners.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	vii

Secretary Paulson was one step away from taking over their company and massively diluting their ownership. This new financial regulatory method of helping financial service companies cost our portfolio 750 basis points (bps)K of performance. We had thought by moving up the quality ladder in the financial services sector and owning Freddie Mac and AIG, we would be largely immune from the difficulties that often face smaller and less well-capitalized financial firms. It was a mistake and a very painful lesson that will not be forgotten. Today, make no mistake, there is regulatory risk to investing in financial companies.

The balance of our underperformance for the quarter was caused by the sell-off in the global industrials and technology sectors of our portfolio. Whereas The Shaw Group and Foster Wheeler had been outstanding performers in 2007 and the first six months of this year, the entire 18-month period of outperformance was wiped clean in two short months. The market is now beginning to discount the high probability of a meaningful economic recession over the next few quarters. Any company or industry that is dependent on economic growth to propel revenues and earnings is now viewed suspiciously, and consequently has found its share price sharply lower. This also includes the pristine blue chip names Nokia Oyj – ADR and Google Inc. These two outstanding global franchises selling at very low multiples-to-earnings with no debt also saw their share prices sell off dramatically.

Despite the difficulties we currently face in the stock market, I remain steadfast in my belief the U.S. economy will emerge from this crisis onto a path of sustainable growth. Furthermore, we also observe the global economy with its newest emerging entrants will continue to prosper in the years ahead and as such will offer companies substantial opportunities to expand their products and services and as a result generate higher revenues and profits.

Our long-term value approach to investing emphasizes the analysis of a company’s earnings power. We then compare the value of the company’s earnings power to its current stock price to judge whether we may have a profitable investment. At times, the list of companies whose stock prices are selling well below intrinsic value is rather short. This often occurs at stock market tops after years of annual appreciation. At other times, the number of companies selling at prices well below intrinsic value is surprisingly large. These unique periods are very rare, often once in a generation, and occur after severe financial panics and depressing bear markets. At Legg Mason Capital Management, we believe this temporary period of economic dislocation and its consequence – an extreme low level of stock prices – represents an extraordinary period for investors who now have the opportunity to potentially generate above-average returns over the next several years.

As mentioned earlier, the challenge in financial panics and stock market sell-offs is reconciling the imbalance between emotion and intellect. The emotional signals tell

K	100 basis points (bps) = 1%

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

viii	Investment Commentary

investors to sell stocks and put all the proceeds in cash. The intellectual signal, too often drowned beneath the siren noise of fear and panic, would tell individuals to observe the now low level of stock prices and tabulate the potential significant returns available to those willing to invest now and, in our opinion, realize the profits over the next three to five years.

Warren Buffett, who rarely has difficulty balancing emotion and intellect, sent a very important signal to investors on Friday, October 17. In an op-ed article printed in The New York Times titled “Buy American. I Am,” Buffett points out that “now is a smart time to invest in U.S. equities.” Yes, the financial and economic world is a mess both here and overseas, admits Buffett, and he confesses that the U.S. economy is likely to turn down from here with unemployment rising. Even so, in Buffett’s personal account, which was previously 100% invested in government bonds, he will soon be 100% invested in U.S. equities as long as stock prices continue to look as attractive as they do now.

So why has Buffett now decided to sell his safe and predictable but low-returning government bonds to invest in the highly volatile, and over the short run, highly unpredictable stock market? His simple rule – “Be fearful when others are greedy, and be greedy when others are fearful” – is his guidepost. This straightforward contrarian philosophy has served value investors well over the years, but there is much more to this gospel than taking the other side of the trade. One of my favorite Buffett witticisms is “polling does not replace thinking.”

Despite the simple nature of Warren Buffett that appears to accompany his many investments, I assure you there is a much deeper level of analysis when it comes to allocating his capital. Most recently when asked why Berkshire Hathaway invested in General Electric and Goldman Sachs, he responded that they were both great businesses run by great managers available at great prices – the typical Buffett checklist for common stock purchases. But he also confessed that had he not had confidence in the government’s collective action to solve the current financial crisis, he would more likely be selling stocks than buying stocks. So here is Warren Buffett, not only buying stocks for Berkshire Hathaway, but buying stocks in his personal account as well. Emotion is put aside. Intellectually, Buffett knows the next move.

“Today people who hold cash equivalents feel comfortable. They shouldn’t,” says Buffett. “They have opted for a terrible long-term asset, one that pays virtually nothing.” However, explains Buffett, “equities will almost certainly outperform cash over the next decade, probably by a substantial degree.”

At Legg Mason Capital Management, the Buffett DNA runs both deep and wide. Like Buffett, we think about stocks as businesses and go about buying businesses only when share prices are demonstrably below intrinsic value. We both run concentrated stock portfolios, and we both are long-term investors. Buffett’s 10-year timeline for stocks outperforming cash may be much longer than most investors are willing to wait, but we believe that investors will not have to wait so long before stocks begin to

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	ix

outperform cash. Certainly, we have no idea in the short run what direction the stock market will take. However, we have observed and analyzed stock markets throughout history, and we note that historically stock prices begin to appreciate long before the economic news turns rosy. Indeed, the stock market is a discounting machine. As such, we are highly confident a diversified portfolio of high quality common stocks will significantly outperform bonds and money markets over the next three to five years.

In our 26-year history as a firm, Legg Mason Capital Management has confronted and endured financial panics, market crashes, a few bear markets and recessions, inflation and deflation, and terrorist attacks and regional wars. Throughout our history we have remained steadfast in our belief that the U.S. economic system and its capital markets would persevere despite the frightening challenges it has faced. Nothing today has changed our viewpoint.

We remain committed to our investment philosophy and process. We remain committed to our clients and shareholders. We remain committed to providing above-average investment returns in the years to come.

As always we appreciate your support and confidence. If you have any questions please do not hesitate to contact us.

Robert G. Hagstrom, CFA

October 27, 2008

DJIA: 8,175.77

Investment Risks: As a “non-diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. International investments are subject to currency fluctuations, social, economic and political risks. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Growth Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Growth Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

x	Investment Commentary

A

The Fund’s Primary Class inception date is April 17, 1995. The Fund’s Class R inception date is December 28, 2006. The Fund’s Financial Intermediary Class inception date is January 29, 2004. The Fund’s Institutional Class inception date is March 4, 2004. Index returns are for periods beginning April 30, 1995. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
C	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.
D	An index comprised of the 30 largest funds in the Lipper universe of 862 large-cap growth funds.
E

Average of the 625 funds comprising the Lipper universe of large-cap value funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super-Composite 1500 Index. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

F

A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

G	Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
H	This return does not include reinvestment of dividends or capital distributions.

N/A — Not Applicable.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Growth Trust’s quarterly report for the three months ended September 30, 2008.

Total returns for various periods ended September 30, 2008, are:

	Total Return
	3 Months	1 Year
Growth Trust:
Primary Class	–27.29%	–44.47%
Class R	–27.20%	–44.23%
Financial Intermediary Class	–27.15%	–44.07%
Institutional Class	–27.11%	–43.90%
S&P 500 Stock Composite IndexA	–8.37%	–21.98%
Lipper Large-Cap Growth Funds IndexB	–14.31%	–22.91%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class, please visit www.leggmason.com/ individualinvestors.com. For Class R, Financial Intermediary Class and Institutional Class please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The market environment of the past six months has been among the most challenging seen by equity investors for generations. Concerns about our global financial system and the health of the global economy have negatively affected virtually all asset classes, including, of course, U.S. equities.

We understand the concerns created by market turmoil and declining prices. While no one can predict with certainty when the current crisis will end, we are heartened by the recent actions of the U.S. government to support and repair our financial system.

We continue to believe in the resiliency of the U.S. economy. We believe that turmoil and downturn will eventually be followed by recovery and appreciation. And we believe

A	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.
B	An index comprised of the 30 largest funds in the Lipper universe of 862 large-cap growth funds.

2	Quarterly Report to Shareholders

in the long-term potential of our equity markets to provide rewards to patient investors. We remain committed to helping you, our shareholders, build wealth over the long term.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,

John F. Curley, Jr.	Mark R. Fetting
Chairman	President

October 27, 2008

Quarterly Report to Shareholders	3

Performance Information

Legg Mason Growth Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of Class R, Financial Intermediary Class and Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended September 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–44.47%	–44.47%
Five Years	–15.15%	–3.23%
Ten Years	+29.20%	+2.59%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders	5

Growth of a $1,000,000 Investment — Class R

Periods Ended September 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–44.23%	–44.23%
Life of Class*	–32.94%	–20.35%

*	Inception date — December 28, 2006

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning December 31, 2006.

6	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended September 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–44.07%	–44.07%
Life of Class*	–22.07%	–5.20%

*	Inception date — January 29, 2004

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning January 31, 2004.

Quarterly Report to Shareholders	7

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended September 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	—43.90%	–43.90%
Life of Class*	–22.03%	–5.29%

*	Inception date — March 4, 2004

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning February 29, 2004.

8	Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of September 30, 2008)D

(As a percentage of the portfolio)

Top Ten Holdings (as of September 30, 2008)

Security	% of Net Assets
Nokia Oyj — ADR	5.8%
Amazon.com Inc.	5.6%
Cisco Systems Inc.	5.6%
Google Inc.	5.6%
American Express Co.	5.3%
eBay Inc.	5.2%
Merrill Lynch and Co. Inc.	5.1%
Yahoo! Inc.	5.1%
Thomas & Betts Corp.	4.5%
Texas Instruments Inc.	4.3%

D	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders	9

Selected Portfolio PerformanceE

Strongest performers for the quarter ended September 30, 2008F
1.	Citigroup Inc.	+24.5%
2.	Thomas and Betts Corp.	+3.2%
3.	FedEx Corp.	+0.5%
4.	Amazon.com Inc.	–0.8%
5.	QUALCOMM Inc.	–2.9%

Weakest performers for the quarter ended September 30, 2008F
1.	Reliant Energy Inc.	–65.4%
2.	Foster Wheeler Ltd.	–50.6%
3.	The Shaw Group Inc.	–50.3%
4.	Nabors Industrials Ltd.	–49.4%
5.	General Cable Corp.	–41.5%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
American Express Co.	American International Group Inc.
NYSE Euronext	Freddie Mac
Kraft Foods Inc.
XM Satellite Radio Holdings Inc.

E	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
F	Securities held for the entire quarter.

10	Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Growth Trust, Inc.

September 30, 2008 (Unaudited)

	Shares/Par	Value
Common Stocks and Equity Interests — 98.7%
Consumer Discretionary — 5.6%
Internet and Catalog Retail — 5.6%
Amazon.com Inc.	500,000	$36,380,000	A

Energy — 6.8%
Energy Equipment and Services — 4.1%
Halliburton Co.	420,000	13,603,800
Nabors Industrials Ltd.	525,000	13,083,000	A

		26,686,800

Oil, Gas and Consumable Fuels — 2.7%
XTO Energy Inc.	370,000	17,212,400

Financials — 18.1%
Capital Markets — 5.1%
Merrill Lynch and Co. Inc.	1,300,000	32,890,000

Consumer Finance — 5.3%
American Express Co.	975,000	34,544,250

Diversified Financial Services — 7.7%
Citigroup Inc.	1,300,000	26,663,000
NYSE Euronext	600,000	23,508,000

		50,171,000

Industrials — 22.1%
Air Freight and Logistics — 2.4%
FedEx Corp.	200,000	15,808,000

Quarterly Report to Shareholders	11

	Shares/Par	Value
Industrials — Continued
Construction and Engineering — 9.0%
Foster Wheeler Ltd.	350,000	$12,638,500	A
Quanta Services Inc.	1,000,000	27,010,000	A
The Shaw Group Inc.	600,000	18,438,000	A

		58,086,500

Electrical Equipment — 7.9%
General Cable Corp.	625,000	22,268,750	A
Thomas and Betts Corp.	750,000	29,302,500	A

		51,571,250

Machinery — 2.8%
Caterpillar Inc.	300,000	17,880,000

Information Technology — 44.3%
Communications Equipment — 15.3%
Cisco Systems Inc.	1,600,000	36,096,000	A
Nokia Oyj - ADR	2,000,000	37,300,000
QUALCOMM Inc.	600,000	25,782,000

		99,178,000

Computers and Peripherals — 2.8%
EMC Corp.	1,500,000	17,940,000	A

Internet Software and Services — 15.8%
eBay Inc.	1,500,000	33,570,000	A
Google Inc.	90,000	36,046,800	A
Yahoo! Inc.	1,900,000	32,870,000	A

		102,486,800

Semiconductors and Semiconductor Equipment — 4.3%
Texas Instruments Inc.	1,300,000	27,950,000

12	Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Growth Trust, Inc. — Continued

	Shares/Par	Value
Information Technology — Continued
Software — 6.1%
Electronic Arts Inc. (EA)	500,000	$18,495,000	A
Red Hat Inc.	1,400,000	21,098,000	A

		39,593,000

Utilities — 1.8%
Independent Power Producers and Energy Traders — 1.8%
Reliant Energy Inc.	1,600,000	11,760,000	A

Total Common Stocks and Equity Interests
(Cost — $728,863,679)		640,138,000

Repurchase Agreements — 1.1%
JPMorgan Chase and Co.
1.00%, dated 9/30/08, to be repurchased at $6,908,834 on 10/1/08 (Collateral: $7,060,000 Federal Home Loan Bank bond, 2.817% due 9/10/09, value $7,053,399)	$6,908,642	6,908,642

Total Repurchase Agreements
(Cost — $6,908,642)		6,908,642

Total Investments — 99.8%
(Cost — $735,772,321)B		647,046,642
Other Assets Less Liabilities — 0.2%		1,607,599

Net Assets — 100.0%		$648,654,241

Net Asset Value Per Share:
Primary Class		$19.04

Class R		$19.66

Financial Intermediary Class		$19.77

Institutional Class		$20.05

Quarterly Report to Shareholders	13

A	Non-income producing.
B

Aggregate cost for federal income tax purposes is substantially the same as book cost. At September 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$62,649,973
Gross unrealized depreciation	(151,375,652)

Net unrealized depreciation	$(88,725,679)

ADR — American Depository Receipt

Notes

Notes

Notes

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Specialty Fund Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds
Emerging Markets Trust International Equity Trust	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Fund’s website at www.leggmason.com/individualinvestors.

Taxable Bond Funds Investment Grade Income Portfolio Limited Duration Bond Portfolio

Tax-Free Bond Fund
Maryland Tax-Free Income Trust	The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason fund, visit www.leggmason.com/individualinvestors.

Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. subsidiary

LMF-222/Q(11/08) TN08-3400